Income Tax - Income Tax Recognized in Other Comprehensive Income (Detail) - TWD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred tax
Remeasurement on defined benefit plan	$ 305	$ (243)	$ (344)
Change in tax rate - defined benefit plan	0	(207)	0
Unrealized gain or loss on available-for-sale financial assets	0	0	(3)
Total income tax expense (benefit) recognized in other comprehensive income	$ 305	$ (450)	$ (347)